UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2014

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34691	55-0886410
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, 30th Floor Boston, MA	02110
(Address of principal executive offices)	(Zip Code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           Amendment of Compensatory Plan

As described below, the shareholders of Atlantic Power Corporation (the “Company”) voted on June 20, 2014 to approve an amendment to the Company’s fifth amended and restated long-term incentive plan (the “LTIP”) to increase the number of common shares of the Company (“Common Shares”) issuable under the LTIP (the “LTIP Amendment”).   Pursuant to the LTIP Amendment, the maximum number of Common Shares available for issuance under the LTIP is increased to a total of 3,000,000, thereby adding an additional 2,000,000 Common Shares, effective as of such shareholder approval on June 20, 2014.

The description of the LTIP Amendment is qualified in its entirety by reference to the full text of the LTIP Amendment, which was provided in Exhibit A to Schedule B of the Information Circular and Proxy Statement (the “Proxy Statement”) for the Company’s 2014 annual and special meeting of its shareholders (the “Annual and Special Meeting”) filed with the Securities and Exchange Commission on April 30, 2014, and is incorporated herein by reference.

Item 5.07              Submission of Matters to a Vote of Security Holders.

The Company held its Annual and Special Meeting on June 20, 2014. At the Annual and Special Meeting, the shareholders of the Company voted on the following matters, casting their votes as described below:

•                  To elect to the board of directors each of the nominees listed below:

Nominee	Votes For	Votes Against	Votes Withheld / Abstentions	Broker Non-Votes
Irving R. Gerstein	27,804,638	n/a	2,672,060	43,474,951
Kenneth M. Hartwick	27,823,082	n/a	2,653,615	43,474,952
John A. McNeil	27,920,063	n/a	2,556,634	43,474,952
R. Foster Duncan	27,848,306	n/a	2,628,392	43,474,951
Holli C. Ladhani	27,885,233	n/a	2,591,465	43,474,951
Barry E. Welch	27,792,739	n/a	2,683,958	43,474,952

•                  To appoint KPMG LLP as auditors of the Company and to authorize the Company’s board of directors to fix the auditors’ remuneration:

Votes For	Votes Against	Votes Withheld / Abstentions	Broker Non-Votes
71,636,442	n/a	2,314,859	0

•                  Non-binding, advisory vote on the approval of named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,823,361	3,806,388	846,944	43,474,956

•                  Ordinary resolution to authorize the Company to amend the LTIP to increase the number of Common Shares issuable under the LTIP:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,968,559	4,633,090	875,047	43,474,953

In addition, on June 20, 2014, the Company issued a press release (the “Press Release”) announcing that the director nominees listed in the Proxy Statement for the Annual and Special Meeting were elected as directors of the Company and providing detailed results of the votes cast with respect to such election.  The Press Release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1

Amendment No. 1 to the Fifth Amended and Restated Long-Term Incentive Plan of the Company (incorporated by reference to Exhibit A to Schedule B to the Company’s definitive Proxy Statement on Schedule 14A filed on April 30, 2014).

99.1	Press Release of the Company, dated June 20, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: June 20, 2014	By:	/s/ Terrence Ronan
Name: Terrence Ronan
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Amendment No. 1 to the Fifth Amended and Restated Long-Term Incentive Plan of the Company (incorporated by reference to Exhibit A to Schedule B to the Company’s definitive Proxy Statement on Schedule 14A filed on April 30, 2014).

99.1	Press Release of the Company, dated June 20, 2014.